Exhibit 99.1
Elastic Reports Third Quarter Fiscal 2026 Financial Results

Q3 Revenue of $450 million, up 18% year-over-year

SAN FRANCISCO, Feb 26, 2026 -- Elastic (NYSE: ESTC), the Search AI Company, announced financial results for its third quarter of fiscal 2026 ended January 31, 2026.

Third Quarter Fiscal 2026 Financial Highlights

•Total revenue was $450 million, an increase of 18% year-over-year, or 16% on a constant currency basis
•Total subscription revenue was $426 million, an increase of 19% year-over-year, or 17% on a constant currency basis
•Sales-led subscription revenue (calculated as subscription revenue excluding Monthly Elastic Cloud) was $376 million, an increase of 21% year-over-year, or 19% on a constant currency basis
•Current remaining performance obligations were $1.055 billion, an increase of 19% year-over-year, or 15% on a constant currency basis
•GAAP operating income was $1 million; GAAP operating margin was 0%
•Non-GAAP operating income was $83 million; non-GAAP operating margin was 18.6%
•GAAP diluted earnings per share was $0.07; non-GAAP diluted earnings per share was $0.73
•Operating cash flow was $43 million with adjusted free cash flow of $54 million
•Cash, cash equivalents, and marketable securities were $1.248 billion as of January 31, 2026

“Elastic delivered yet another outstanding quarter, beating the high end of guidance across all key metrics and showcasing the power of our platform and our business model,” said Ash Kulkarni, chief executive officer, Elastic. “As LLM capabilities evolve, context is becoming the most important ingredient for enabling AI use within the enterprise. Elastic’s data platform has unparalleled advantages around unstructured data and search, and is uniquely positioned to deliver accurate, real-time context for AI systems at scale. In Q3, customers increasingly turned to our unified Search AI platform to drive innovation and efficiency, accelerating large deal momentum and significant competitive displacements across all areas of our business.”

Third Quarter Fiscal 2026 Key Metrics and Recent Business Highlights

Key Customer Metrics
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 1,660 compared to over 1,600 in Q2 FY26, and over 1,460 in Q3 FY25
•Net Expansion Rate was approximately 112%

Product Innovations and Updates
•Announced general availability of Agent Builder, an addition to the Elasticsearch context engineering platform that helps developers quickly create custom AI agents and have a conversation with their data
•Launched Elastic Workflows in technical preview, a native automation engine of Elasticsearch that provides reliable, scripted automation for straightforward tasks and AI-

driven automation for complex problems that require reasoning, and also extends Agent Builder’s functionality by giving agents built-in, rule-based automation
•Introduced NVIDIA cuVS integration for GPU-accelerated vector indexing in technical preview, offloading index building to GPUs vs CPUs to accelerate Elasticsearch indexing by up to 12x
•Added two Jina Reranker models and an embedding model available on Elastic Inference Service (EIS) to deliver low-latency, high-precision multilingual reranking for hybrid search and Agentic workloads
•Delivered EIS to Cloud Connect, giving Enterprise self-managed Elasticsearch customers on-demand access to cloud-hosted, GPU accelerated inference capabilities while maintaining their core infrastructure and data on-premises
•Upgraded the performance of Elastic Cloud Serverless on AWS through new virtual compute units to deliver higher indexing throughput and lower search latency
•Integrated Elastic Observability with Amazon Bedrock AgentCore to help developers and SREs monitor, optimize, and troubleshoot agents running on Amazon Bedrock AgentCore

Other Business Highlights
•Partnered with the Cybersecurity and Infrastructure Security Agency (CISA) to offer a unified SIEM-as-a-Service platform on Elastic Cloud, helping to standardize cyber defense across U.S. federal civilian agencies
•Awarded the AWS Agentic AI Specialization based on our advanced Agentic AI capabilities and customer case studies, deepening our partnership with AWS
•Engaged with thousands of customers and partners across ElasticONs in Paris and London, and the AWS re:Invent industry conference

Share Repurchase Program

In October 2025, Elastic announced a share repurchase program pursuant to which the Company may repurchase up to $500 million of the Company’s outstanding ordinary shares. As part of this program, during the third quarter of fiscal 2026, Elastic repurchased approximately 2.4 million ordinary shares at an average price per share of $76.92 on the open market, representing an aggregate value of approximately $186 million.

Financial Outlook

The Company is providing the following guidance:

For the fourth quarter of fiscal 2026 (ending April 30, 2026):

•Total revenue is expected to be between $445 million and $447 million, representing 15% year-over-year growth at the midpoint (13% year-over-year constant currency growth at the midpoint)
•Sales-led subscription revenue is expected to be between $371 million and $373 million, representing 18% year-over-year growth at the midpoint (15% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be approximately 14.5%

•Non-GAAP diluted earnings per share is expected to be between $0.55 and $0.57, assuming between 105.5 million and 106.5 million diluted weighted average ordinary shares outstanding

For fiscal 2026 (ending April 30, 2026):

•Total revenue is expected to be between $1.734 billion and $1.736 billion, representing 17% year-over-year growth at the midpoint (15% year-over-year constant currency growth at the midpoint)
•Sales-led subscription revenue is expected to be between $1.434 billion and $1.436 billion, representing 20% year-over-year growth at the midpoint (18% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be approximately 16.3%
•Non-GAAP diluted earnings per share is expected to be between $2.50 and $2.54, assuming between 107.0 million and 108.0 million diluted weighted average ordinary shares outstanding

The diluted weighted average ordinary shares outstanding reflect only share buybacks completed as of January 31, 2026.

The guidance assumes, among others, the following exchange rates: 1 Euro = 1.175 US Dollars; and 1 Great British Pound = 1.345 US Dollars.

See the section titled “Forward-Looking Statements” below for information on the risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. We present historical and forward-looking non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” below for an explanation of these non-GAAP measures. A reconciliation of forward-looking non-GAAP measures to the corresponding GAAP measures for sales-led subscription revenue, operating margin and net earnings/(loss) per share is not available without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

As previously announced, Elastic’s executive management team will host a conference call today at 2:00 p.m. PT / 5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. A presentation containing financial and operating information will be available at the same website. The replay of the webcast will also be available on the investor relations website.

About Elastic

Elastic (NYSE: ESTC), the Search AI Company, integrates its deep expertise in search technology with artificial intelligence to help everyone transform all of their data into answers, actions and outcomes. Elastic's Search AI Platform — the foundation for its search, observability, and security solutions — is used by thousands of companies, including more than 50% of the Fortune 500. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Forward-Looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties, which include, but are not limited to, statements regarding our expected financial results for the fiscal quarter and fiscal year ending April 30, 2026, the expected performance or benefits of and demand for our offerings, our product strategy and innovation, and our views about our competitive advantages, market position, and drivers of deal momentum. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to, those related to: our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; the impact of the evolving macroeconomic and geopolitical environments on our business, operations, hiring and financial results, and on businesses and spending priorities of our customers and partners; the impact of our pricing model strategies on our business; the impact of foreign currency exchange rate fluctuations, the uncertain inflation and interest rate environment, and tariffs and other international trade policies on our results; our ability to continue to deliver and improve our offerings and develop new offerings (including innovations around AI use cases); customer acceptance and purchase of our new and existing offerings; the expansion and adoption of our offerings; our ability to realize value from investments in the business; our ability to maintain and expand our user and customer base; our international expansion strategy; the impact of our licensing model on the use and adoption of our software; our operating results and cash flows; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy; our forecasts regarding our business; risks affecting continuation of our share repurchase program; and general market, political, economic and business conditions.

Any additional or unforeseen effects from the evolving macroeconomic and geopolitical environments may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those expressed or implied in our forward-looking statements are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2025 and subsequent quarterly and current reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe the non-GAAP measures discussed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review the differences between GAAP financial measures and the corresponding non-GAAP financial measures, and not to rely on any single financial measure to evaluate our business and financial results.

Reconciliations of historical GAAP financial measures to their respective historical non-GAAP financial measures are included below. In relation to constant currency non-GAAP financial measures, the only reconciling item between GAAP financial measures and non-GAAP financial measures is the effect of foreign currency rate fluctuations. Further details on how we calculate such effects can be found in the definition of “Constant Currency” below.

Sales-led Subscription Revenue

Sales-led subscription revenue is a non-GAAP financial measure that we calculate as total subscription revenue excluding Monthly Elastic Cloud. We believe sales-led subscription revenue provides management and our investors with a consistent metric with which to measure the health of our business.

Non-GAAP Gross Profit and Non-GAAP Gross Margin

We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense and related employer taxes, and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Income and Non-GAAP Operating Margin

We define non-GAAP operating income and non-GAAP operating margin as GAAP operating income/(loss) and GAAP operating margin, respectively, excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, and restructuring and other related charges. We believe non-GAAP operating income and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Net Income and Non-GAAP Earnings Per Share
We define non-GAAP net income as GAAP income/(loss), excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, and restructuring and other related charges. Additionally, non-GAAP net income and non-GAAP earnings per share are adjusted for an assumed provision for income taxes based on a projected non-GAAP annual effective tax rate of 13%. We define non-GAAP earnings per share, basic, as non-GAAP net income divided by weighted average shares outstanding and non-GAAP earnings per share, diluted, as non-GAAP net income divided by weighted average diluted shares outstanding, which includes the potentially dilutive effect of the company’s employee equity incentive plan awards. We believe non-GAAP earnings per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin

Adjusted free cash flow is a non-GAAP financial measure that we define as net cash provided by operating activities adjusted for cash paid for interest on long-term debt less cash used for investing activities for purchases of property and equipment. Adjusted free cash flow margin is calculated as adjusted free cash flow divided by total revenue. Adjusted free cash flow does not represent residual cash flow available for discretionary expenditures since, among other things, we have mandatory debt service requirements.

Constant Currency

We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

Contact Information

Elastic Investor Relations
ir@elastic.co

Elastic Corporate Communications
PR-Team@elastic.co

Elastic N.V.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2026	2025	2026	2025
Revenue
Subscription	$425,727	$358,198	$1,212,009	$1,022,779
Services	24,154	23,885	76,641	72,085
Total revenue	449,881	382,083	1,288,650	1,094,864
Cost of revenue
Subscription	81,352	72,205	227,292	210,493
Services	25,087	24,947	77,920	71,595
Total cost of revenue	106,439	97,152	305,212	282,088
Gross profit	343,442	284,931	983,438	812,776
Operating expenses
Research and development	114,390	93,598	331,664	271,093
Sales and marketing	176,796	153,749	524,426	455,380
General and administrative	51,645	42,222	144,413	128,980
Restructuring and other related charges	—	—	—	225
Total operating expenses	342,831	289,569	1,000,503	855,678
Operating income (loss)	611	(4,638)	(17,065)	(42,902)
Other income, net
Interest expense	(6,254)	(6,475)	(18,897)	(19,463)
Other income, net	11,808	15,184	43,426	35,498
Income (loss) before income taxes	6,165	4,071	7,464	(26,867)
(Benefit from) provision for income taxes	(1,588)	21,127	75,598	64,866
Net income (loss)	$7,753	$(17,056)	$(68,134)	$(91,733)
Net earnings (loss) per share attributable to ordinary shareholders
Basic	$0.07	$(0.16)	$(0.64)	$(0.89)
Diluted	$0.07	$(0.16)	$(0.64)	$(0.89)
Weighted-average shares used to compute net earnings (loss) per share attributable to ordinary shareholders
Basic	104,501,837	104,085,183	105,683,461	103,202,786
Diluted	106,195,666	104,085,183	105,683,461	103,202,786

Elastic N.V.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)
(unaudited)

	As of January 31, 2026	As of April 30, 2025
Assets
Current assets:
Cash and cash equivalents	$737,238	$727,543
Restricted cash	3,691	3,671
Marketable securities	510,808	669,717
Accounts receivable, net of allowance for credit losses of $6,331 and $5,510 as of January 31, 2026 and April 30, 2025, respectively	357,399	375,613
Deferred contract acquisition costs	92,931	86,205
Prepaid expenses and other current assets	85,476	68,258
Total current assets	1,787,543	1,931,007
Property and equipment, net	6,363	6,589
Goodwill	358,506	319,417
Operating lease right-of-use assets	18,819	22,334
Intangible assets, net	15,572	11,404
Deferred contract acquisition costs, non-current	127,827	117,762
Deferred tax assets	107,344	168,045
Other assets	16,441	16,295
Total assets	$2,438,415	$2,592,853
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$29,262	$17,150
Accrued expenses and other liabilities	86,122	86,347
Accrued compensation and benefits	96,894	93,714
Operating lease liabilities	7,092	8,928
Deferred revenue	763,874	802,117
Total current liabilities	983,244	1,008,256
Deferred revenue, non-current	44,856	50,340
Long-term debt, net	570,599	569,729
Operating lease liabilities, non-current	13,985	16,357
Other liabilities, non-current	34,740	20,937
Total liabilities	1,647,424	1,665,619
Shareholders’ equity:
Preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of January 31, 2026 and April 30, 2025	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 107,952,032 shares issued and 104,148,188 shares outstanding as of January 31, 2026; 105,534,887 shares issued and outstanding as of April 30, 2025	1,139	1,112
Treasury stock, at cost; 3,803,844 shares held as of January 31, 2026 and 35,937 shares held as of April 30, 2025	(300,444)	(369)
Additional paid-in capital	2,283,341	2,049,416
Accumulated other comprehensive loss	(25,190)	(23,204)
Accumulated deficit	(1,167,855)	(1,099,721)
Total shareholders’ equity	790,991	927,234
Total liabilities and shareholders’ equity	$2,438,415	$2,592,853

Elastic N.V.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2026	2025	2026	2025
Cash flows from operating activities
Net income (loss)	$7,753	$(17,056)	$(68,134)	$(91,733)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation and amortization	3,407	2,286	8,617	10,024
Amortization of premium and accretion of discount on marketable securities, net	(521)	(1,659)	(3,038)	(5,785)
Amortization of deferred contract acquisition costs	28,155	24,312	81,333	71,487
Amortization of debt issuance costs	293	280	870	833
Non-cash operating lease cost	1,839	2,305	7,323	7,760
Stock-based compensation expense	78,141	64,634	220,969	192,242
Deferred income taxes	6,350	17,799	61,072	56,175
Unrealized foreign currency transaction loss (gain)	1,016	(914)	841	1,302
Other	—	—	33	(14)
Changes in operating assets and liabilities, net of impact of business acquisitions:
Accounts receivable, net	(94,815)	(16,544)	20,552	51,537
Deferred contract acquisition costs	(42,014)	(29,792)	(97,175)	(66,970)
Prepaid expenses and other current assets	(7,167)	(14,080)	(16,721)	(12,906)
Other assets	1,643	(1,267)	2,558	(2,719)
Accounts payable	(8,146)	(14,375)	12,072	(16,710)
Accrued expenses and other liabilities	(8,566)	(4,664)	(425)	(12,800)
Accrued compensation and benefits	6,978	11,269	2,738	(10,211)
Operating lease liabilities	(2,487)	(3,082)	(8,341)	(9,489)
Deferred revenue	70,878	68,606	(50,960)	17,166
Net cash provided by operating activities	42,737	88,058	174,184	179,189
Cash flows from investing activities
Purchases of property and equipment	(936)	(766)	(2,197)	(2,228)
Business acquisitions, net of cash acquired	—	—	(36,828)	—
Purchases of marketable securities	(72,852)	(222,518)	(362,425)	(388,771)
Sales, maturities, and redemptions of marketable securities	157,124	64,506	523,712	242,988
Other	—	—	(521)	—
Net cash provided by (used in) investing activities	83,336	(158,778)	121,741	(148,011)
Cash flows from financing activities
Proceeds from issuance of ordinary shares under employee stock purchase plan	—	—	11,501	10,464
Proceeds from issuance of ordinary shares upon exercise of stock options	519	1,486	1,482	8,013
Repurchases of ordinary shares	(190,900)	—	(300,075)	—
Net cash (used in) provided by financing activities	(190,381)	1,486	(287,092)	18,477
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	1,183	(4,987)	882	(5,137)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(63,125)	(74,221)	9,715	44,518
Cash, cash equivalents, and restricted cash, beginning of period	804,054	661,828	731,214	543,089
Cash, cash equivalents, and restricted cash, end of period	$740,929	$587,607	$740,929	$587,607

Elastic N.V.
Revenue by Type
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31,				Nine Months Ended January 31,
	2026		2025		2026		2025
	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue
Annual Elastic Cloud	$168,561	37%	$132,908	35%	$471,341	37%	$367,341	34%
Monthly Elastic Cloud	49,924	12%	47,088	12%	148,569	11%	138,771	12%
Total Elastic Cloud	218,485	49%	179,996	47%	619,910	48%	506,112	46%
Other subscription	207,242	46%	178,202	47%	592,099	46%	516,667	47%
Total subscription	425,727	95%	358,198	94%	1,212,009	94%	1,022,779	93%
Services	24,154	5%	23,885	6%	76,641	6%	72,085	7%
Total revenue	$449,881	100%	$382,083	100%	$1,288,650	100%	$1,094,864	100%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Supplementary Information
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31, 2026	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes	% Change Quarter Over Quarter	% Change Quarter Over Quarter Excluding Currency Changes
Revenue
Annual Elastic Cloud	$168,561	27%	26%	7%	8%
Monthly Elastic Cloud	49,924	6%	6%	2%	2%
Total Elastic Cloud	218,485	21%	21%	6%	6%
Other subscription	207,242	16%	13%	8%	8%
Total subscription	425,727	19%	17%	7%	7%
Total revenue	$449,881	18%	16%	6%	6%

Total sales-led subscription revenue	$375,803	21%	19%	8%	8%

Total deferred revenue	$808,730	14%	11%	10%	10%
Total remaining performance obligations	$1,650,619	22%	18%	10%	9%
Remaining performance obligations due within 12 months	$1,055,074	19%	15%	9%	8%

	Nine Months Ended January 31, 2026	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes
Revenue
Annual Elastic Cloud	$471,341	28%	28%
Monthly Elastic Cloud	148,569	7%	7%
Total Elastic Cloud	619,910	22%	22%
Other subscription	592,099	15%	12%
Total subscription	1,212,009	19%	17%
Total revenue	$1,288,650	18%	16%

Total sales-led subscription revenue	$1,063,440	20%	19%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Adjusted Free Cash Flow
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2026	2025	2026	2025
Net cash provided by operating activities	$42,737	$88,058	$174,184	$179,189
Less: Purchases of property and equipment	(936)	(766)	(2,197)	(2,228)
Add: Interest paid on long-term debt	11,859	11,859	23,719	23,719
Adjusted free cash flow	$53,660	$99,151	$195,706	$200,680
Net cash provided by (used in) investing activities	$83,336	$(158,778)	$121,741	$(148,011)
Net cash (used in) provided by financing activities	$(190,381)	$1,486	$(287,092)	$18,477
Net cash provided by operating activities (as a percentage of total revenue)	9%	23%	14%	16%
Less: Purchases of property and equipment (as a percentage of total revenue)	—%	—%	—%	—%
Add: Interest paid on long-term debt (as a percentage of total revenue)	3%	3%	1%	2%
Adjusted free cash flow margin	12%	26%	15%	18%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands, except percentages, share and per share data)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2026	2025	2026	2025
Gross Profit Reconciliation:
GAAP gross profit	$343,442	$284,931	$983,438	$812,776
Stock-based compensation expense and related employer taxes	6,939	6,654	20,242	18,871
Amortization of acquired intangibles	2,598	1,577	6,332	7,687
Non-GAAP gross profit	$352,979	$293,162	$1,010,012	$839,334
Gross Margin Reconciliation(1):
GAAP gross margin	76.3%	74.6%	76.3%	74.2%
Stock-based compensation expense and related employer taxes	1.5%	1.7%	1.6%	1.7%
Amortization of acquired intangibles	0.6%	0.4%	0.5%	0.7%
Non-GAAP gross margin	78.5%	76.7%	78.4%	76.7%
Operating Income (Loss) Reconciliation:
GAAP operating income (loss)	$611	$(4,638)	$(17,065)	$(42,902)
Stock-based compensation expense and related employer taxes	79,851	67,054	227,957	200,302
Amortization of acquired intangibles	2,598	1,577	6,332	7,687
Acquisition-related expenses	436	29	1,195	181
Restructuring and other related charges	—	—	—	225
Non-GAAP operating income	$83,496	$64,022	$218,419	$165,493
Operating Margin Reconciliation(1):
GAAP operating margin	0.1%	(1.2)%	(1.3)%	(3.9)%
Stock-based compensation expense and related employer taxes	17.7%	17.5%	17.7%	18.3%
Amortization of acquired intangibles	0.6%	0.4%	0.5%	0.7%
Acquisition-related expenses	0.1%	—%	0.1%	—%
Restructuring and other related charges	—%	—%	—%	—%
Non-GAAP operating margin	18.6%	16.8%	16.9%	15.1%
Net Income (Loss) Reconciliation:
GAAP net income (loss)	$7,753	$(17,056)	$(68,134)	$(91,733)
Stock-based compensation expense and related employer taxes	79,851	67,054	227,957	200,302
Amortization of acquired intangibles	2,598	1,577	6,332	7,687
Acquisition-related expenses	436	29	1,195	181
Restructuring and other related charges	—	—	—	225
Income tax effects and adjustments(2)	(13,165)	15,579	44,015	50,543
Non-GAAP net income	$77,473	$67,183	$211,365	$167,205
Non-GAAP earnings per share attributable to ordinary shareholders, basic(1)	$0.74	$0.65	$2.00	$1.62
Non-GAAP earnings per share attributable to ordinary shareholders, diluted(1)	$0.73	$0.63	$1.96	$1.57
Weighted-average shares used to compute non-GAAP earnings per share attributable to ordinary shareholders, basic	104,501,837	104,085,183	105,683,461	103,202,786
Weighted-average shares used to compute non-GAAP earnings per share attributable to ordinary shareholders, diluted	106,195,666	106,884,748	107,698,011	106,439,570
(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings per share are calculated based upon the respective underlying, non-rounded data.
(2) Effective May 1, 2025, we use a projected non-GAAP annual effective tax rate of 13% for the purpose of determining non-GAAP net income and non-GAAP earnings per share, basic and diluted, across the interim period. We believe this approach provides investors with a more consistent view of our underlying operating performance. Our annual projected non-GAAP tax rate excludes the impact from stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, restructuring and other related charges, discrete tax items, valuation allowances against deferred tax assets, and other non-recurring tax adjustments, which may vary in size and frequency. Our annual projected non-GAAP tax rate may change due to factors such as new tax legislation, shifts in the geographic mix of earnings, or other significant business developments. We assess this rate as needed to ensure it reflects current conditions. Applying a consistent annual rate improves comparability across reporting periods by excluding the effects of discrete or non-recurring tax items.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2026	2025	2026	2025
Cost of revenue reconciliation:
GAAP subscription	$81,352	$72,205	$227,292	$210,493
Stock-based compensation expense and related employer taxes	(2,730)	(2,597)	(7,946)	(7,478)
Amortization of acquired intangibles	(2,598)	(1,577)	(6,332)	(7,687)
Non-GAAP subscription	$76,024	$68,031	$213,014	$195,328
GAAP services	$25,087	$24,947	$77,920	$71,595
Stock-based compensation expense and related employer taxes	(4,209)	(4,057)	(12,296)	(11,393)
Non-GAAP services	$20,878	$20,890	$65,624	$60,202
Operating expenses reconciliation:
GAAP research and development expense	$114,390	$93,598	$331,664	$271,093
Stock-based compensation expense and related employer taxes	(30,050)	(25,900)	(86,257)	(76,399)
Acquisition-related expenses	(238)	(22)	(310)	(76)
Non-GAAP research and development expense	$84,102	$67,676	$245,097	$194,618
GAAP sales and marketing expense	$176,796	$153,749	$524,426	$455,380
Stock-based compensation expense and related employer taxes	(24,724)	(22,946)	(72,979)	(66,829)
Non-GAAP sales and marketing expenses	$152,072	$130,803	$451,447	$388,551
GAAP general and administrative expense	$51,645	$42,222	$144,413	$128,980
Stock-based compensation expense and related employer taxes	(18,138)	(11,554)	(48,479)	(38,203)
Acquisition-related expenses	(198)	(7)	(885)	(105)
Non-GAAP general and administrative expense	$33,309	$30,661	$95,049	$90,672